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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                               FORM 8-K/A NO. 1



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: APRIL 17, 2002



                                TEAM MUCHO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
              Ohio                                      0-21533                                  31-1209872
----------------------------------             ---------------------------             -------------------------------
 (STATE OR OTHER JURISDICTION OF                 (COMMISSION FILE NO.)                  (IRS EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)                                                                   NUMBER)
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                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 17, 2002, TEAM Mucho, Inc. (the "Company") decided to dismiss Arthur Andersen LLP ("Andersen") as the Company's independent auditors and engaged Ernst & Young LLP ("E&Y") to serve as the Company's independent auditors for 2002. This determination was approved by the Audit Committee of the Board of Directors.

         During the Company's two most recent fiscal years, and the subsequent interim period through the date of this Report, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports; and there were no reportable events as listed in
Item 304(a)(1)(v) of Regulation S-K.

         Andersen's audit reports on the Company's consolidated financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Company has provided Andersen with a copy of the foregoing disclosures. A letter from Andersen is attached hereto as
Exhibit 16.1, indicating its concurrence with the disclosures provided.

         During the Company's two most recent fiscal years, and the subsequent interim period through the date of this Report, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as described in paragraph 304(a)(1)(v) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)    EXHIBITS.

                Exhibit No.                    Description

                  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission.

                  99.1             Press Release, dated April 23, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TEAM MUCHO, INC.


Date:  May 7, 2002             By:      /s/ ANDREW JOHNSON
                                  ----------------------------------------------
                                  Andrew Johnson, Chief Accounting Officer
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                                  EXHIBIT INDEX

              Exhibit No.                         Description

                 16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission.

                 99.1                Press Release, dated April 23, 2002.